UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2005

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Broadway, New York, New York 10036
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.     Other Events

Item 8.01     Other Events.

                     On December 12, 2005, the Company announced that its Board of Directors has approved a stock purchase program under which the new post-separation Viacom Inc. is authorized to acquire from time to time up to $3 billion of its class A and class B common stock. The program will commence following the separation of the Company into two publicly traded companies, which is expected to be completed December 31, 2005.  A copy of the related press release, dated December 12, 2005, is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9.     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.   The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
99	Press release issued by Viacom Inc., dated December 12, 2005, announcing Board approval of stock purchase program.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

By:	/s/ Michael D. Fricklas
Name: Michael D. Fricklas
Title: Executive Vice President, General
Counsel and Secretary

Date:  December 12, 2005

Exhibit Index

Exhibit Number	Description of Exhibit
99	Press release issued by Viacom Inc., dated December 12, 2005, announcing Board approval of stock purchase program